                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 1999

I.    Reconciliation of Collection Account:
   End of Period Collection Account Balance as of Prior Payment Date:                                                  895,406.58
   Available Funds:
             Contract Payments due and received in this period                                                       4,005,856.76
             Contract Payments due in prior period(s) and received in this period                                      487,979.00
             Contract Payments received in this period for next period                                                 217,558.45
             Sales, Use and Property Tax payments received                                                             115,443.35
             Prepayment Amounts related to early termination in this period                                            430,859.40
             Servicer Advance                                                                                          793,125.88
             Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
             Transfer from Reserve Account                                                                               8,975.17
             Interest earned on Collection Account                                                                       8,170.05
             Interest earned on Affiliated Account                                                                       7,296.29
             Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                     0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
             < Predecessor contract)                                                                                         0.00
             Amounts paid under insurance policies                                                                           0.00
             Maintenance, Late Charges and any other amounts                                                           112,761.40

                                                                                                                    --------------
   Total Available Funds                                                                                             7,083,432.33
   Less: Amounts to be Retained in Collection Account                                                                  753,003.40
                                                                                                                    --------------
   Amount to be Distributed                                                                                          6,330,428.93
                                                                                                                    ==============

   Distribution of Funds:
             1.     To Trustee -  Fees                                                                                       0.00
             2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                         487,979.00
             3.     To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)             0.00
                           a) Class A1 Principal and Interest                                                        4,029,943.93
                           a) Class A2 Principal (distributed after A1 Note matures) and Interest                      549,900.00
                           a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest               182,832.00
                           b) Class B Principal and Interest                                                           109,944.12
                           c) Class C Principal and  Interest                                                          125,453.67
                           d) Class D Principal and Interest                                                           129,545.03
                           e) Class E Principal and Interest                                                           137,687.65
                                                                                                                             0.00
             4.     To Reserve Account for Requirement per Indenture Agreement Section 3.08                                  0.00
             5.     To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                           a) Residual Interest (Provided no Restricting or Amortization Event in effect)               77,773.89
                           b) Residual Principal (Provided no Restricting or Amortization Event in effect)             166,504.50
                           c)  Reserve Account Distribution (Provided no Restricting or
                               Amortization Event in effect)                                                             8,975.17
             6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts         243,671.09
             7.     To Servicer, Servicing Fee and other Servicing Compensations                                        80,218.88
                                                                                                                    --------------
   Total Funds Distributed                                                                                           6,330,428.93
                                                                                                                    ==============

                                                                                                                    --------------
   End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}          753,003.40
                                                                                                                    ==============

II.    Reserve Account

Beginning Balance                                                                                                   $2,182,541.24
            - Add Investment Earnings                                                                                    8,975.17
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                 0.00
            - Less Distribution to Certificate Account                                                                   8,975.17
                                                                                                                    --------------
End of period balance                                                                                               $2,182,541.24
                                                                                                                    ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $2,182,541.24
                                                                                                                    ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 1999



III.   Class A Note Principal Balance
Beginning Principal Balance of the Class A Notes
                          Pool A                    139,393,386.39
                          Pool B                     47,783,630.13
                                                    ---------------
                                                                                                         187,177,016.52

Class A Overdue Interest, if any                              0.00
Class A Monthly Interest - Pool A                       653,539.62
Class A Monthly Interest - Pool B                       224,031.39

Class A Overdue Principal, if any                             0.00
Class A Monthly Principal - Pool A                    2,107,328.93
Class A Monthly Principal - Pool B                    1,777,775.99
                                                    ---------------
                                                                                                           3,885,104.92
Ending Principal Balance of the Class A Notes
                          Pool A                    137,286,057.46
                          Pool B                     46,005,854.14
                                                    ---------------
                                                                                            ---------------------------
                                                                                                         183,291,911.60
                                                                                            ===========================

--------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $190,972,000                    Original Face $190,972,000                               Balance Factor
               $ 4.595286                                                  $ 20.343846                               95.978422%
--------------------------------------------------------------------------------------------------------------------------------


IV.   Class A Note Principal Balance


Beginning Principal Balance of the Class A Notes
                          Class A1                                   32,087,016.52
                          Class A2                                  117,000,000.00
                          Class A3                                   38,090,000.00
                                                                   ----------------
                                                                                                        187,177,016.52
Class A Monthly Interest
                          Class A1 (Actual Number Days/360)             144,839.01
                          Class A2                                      549,900.00
                          Class A3                                      182,832.00

Class A Monthly Principal
                          Class A1                                    3,885,104.92
                          Class A2                                            0.00
                          Class A3                                            0.00
                                                                   ----------------
                                                                                                          3,885,104.92
Ending Principal Balance of the Class A2 Notes
                          Class A1                                   28,201,911.60
                          Class A2                                  117,000,000.00
                          Class A3                                   38,090,000.00
                                                                   ----------------
                                                                                            ---------------------------
                                                                                                        183,291,911.60
                                                                                            ===========================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 1999

V.   Class B Note Principal Balance

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                 3,186,079.60
                                          Pool B                                 1,092,177.92
                                                                                --------------
                                                                                                      4,278,257.52

           Class B Overdue Interest, if any                                              0.00
           Class B Monthly Interest - Pool A                                        15,744.54
           Class B Monthly Interest - Pool B                                         5,397.18
           Class B Overdue Principal, if any                                             0.00
           Class B Monthly Principal - Pool A                                       48,167.52
           Class B Monthly Principal - Pool B                                       40,634.88
                                                                                --------------
                                                                                                         88,802.40
           Ending Principal Balance of the Class B Notes
                                          Pool A                                 3,137,912.08
                                          Pool B                                 1,051,543.04
                                                                                --------------
                                                                                                     --------------
                                                                                                      4,189,455.12
                                                                                                     ==============

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per        $1,000           Principal Paid Per  $      1,000                  Ending Principal
           Original Face        $4,365,000            Original Face      $  4,365,000                   Balance Factor
                                $ 4.843464                               $  20.344192                     95.978353%
           -------------------------------------------------------------------------------------------------------------------


VI.   Class C Note Principal Balance
           Beginning Principal Balance of the Class C Notes
                                          Pool A                         3,584,583.61
                                          Pool B                         1,228,786.10
                                                                        --------------
                                                                                                               4,813,369.71

           Class C Overdue Interest, if any                                      0.00
           Class C Monthly Interest - Pool A                                19,028.16
           Class C Monthly Interest - Pool B                                 6,522.81
           Class C Overdue Principal, if any                                     0.00
           Class C Monthly Principal - Pool A                               54,188.46
           Class C Monthly Principal - Pool B                               45,714.24
                                                                        --------------
                                                                                                                  99,902.70
           Ending Principal Balance of the Class C Notes
                                          Pool A                         3,530,395.15
                                          Pool B                         1,183,071.86
                                                                        --------------
                                                                                              ------------------------------
                                                                                                                4,713,467.01
                                                                                              =========================-====

           -----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
           Original Face $4,910,955                 Original Face    $4,910,955                         Balance Factor
                         $ 5.202852                                  $20.342825                           95.978624%
           -----------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 1999


VII.   Class D Note Principal Balance

           Beginning Principal Balance of the Class D Notes
                                          Pool A                3,584,583.61
                                          Pool B                1,228,786.10
                                                               --------------
                                                                                                      4,813,369.71

           Class D Overdue Interest, if any                             0.00
           Class D Monthly Interest - Pool A                       22,075.06
           Class D Monthly Interest - Pool B                        7,567.27
           Class D Overdue Principal, if any                            0.00
           Class D Monthly Principal - Pool A                      54,188.46
           Class D Monthly Principal - Pool B                      45,714.24
                                                               --------------
                                                                                                         99,902.70
           Ending Principal Balance of the Class D Notes
                                          Pool A                3,530,395.15
                                          Pool B                1,183,071.86
                                                               --------------
                                                                                                   ----------------
                                                                                                       4,713,467.01
                                                                                                   ================

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $    1,000                 Principal Paid Per $     1,000                         Ending Principal
           Original Face     $4,910,955                 Original Face      $ 4,910,955                          Balance Factor
                             $ 6.035960                                    $ 20.342825                           95.978624%
           -------------------------------------------------------------------------------------------------------------------



VIII.   Class E Note Principal Balance
           Beginning Principal Balance of the Class E Notes
                                          Pool A                       3,584,583.61
                                          Pool B                       1,228,786.10
                                                                      --------------
                                                                                                             4,813,369.71

           Class E Overdue Interest, if any                                    0.00
           Class E Monthly Interest - Pool A                              28,138.98
           Class E Monthly Interest - Pool B                               9,645.97
           Class E Overdue Principal, if any                                   0.00
           Class E Monthly Principal - Pool A                             54,188.46
           Class E Monthly Principal - Pool B                             45,714.24
                                                                      --------------
                                                                                                                99,902.70
           Ending Principal Balance of the Class E Notes
                                          Pool A                       3,530,395.15
                                          Pool B                       1,183,071.86
                                                                      --------------
                                                                                                 ------------------------
                                                                                                             4,713,467.01
                                                                                                 ========================

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $     1,000                         Ending Principal
           Original Face $4,910,955                 Original Face       $4,910,955                          Balance Factor
                         $ 7.694013                                    $ 20.342825                           95.978624%
           -------------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 1999

IX.   Issuers Residual Principal Balance

           Beginning Residual Principal Balance
                                          Pool A                                    5,973,813.14
                                          Pool B                                    2,047,803.25
                                                                                 ---------------
                                                                                                              8,021,616.39

           Residual Interest - Pool A                                                  60,216.65
           Residual Interest - Pool B                                                  17,557.24
           Residual Principal - Pool A                                                 90,314.10
           Residual Principal - Pool B                                                 76,190.40
                                                                                 ---------------
                                                                                                                166,504.50
           Ending Residual Principal Balance
                                          Pool A                                    5,883,499.04
                                          Pool B                                    1,971,612.85
                                                                                 ---------------
                                                                                                           ---------------
                                                                                                              7,855,111.89
                                                                                                           ===============


X.   Payment to Servicer

            - Collection period Servicer Fee                                                                     80,218.88
            - Servicer Advances reimbursement                                                                   487,979.00
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                   243,671.09
                                                                                                           ---------------
           Total amounts due to Servicer                                                                        811,868.97
                                                                                                           ===============

XI.   Aggregate Discounted Contract Balance

Pool A
 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    beginning of the related Collection Period                                                                       159,307,029.98

 Aggregate Discounted Contract Balance of Additional Contracts acquired during
    Collection Period                                                                                                          0.00

 Decline in Aggregate Discounted Contract Balance                                                                      2,408,375.92
                                                                                                                     --------------
 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    ending of the related Collection Period                                                                          156,898,654.06
                                                                                                                     ==============

 Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                         2,080,323.37

     - Principal portion of Prepayment Amounts                                                 328,052.55

     - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                   0.00

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                        0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                                 0.00

                                                                                             ------------
                   Total Decline in Aggregate Discounted Contract Balance                    2,408,375.92
                                                                                             ============


Pool B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 54,609,969.46

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               2,031,743.99
                                                                                                                     --------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                    52,578,225.47
                                                                                                                      =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                  1,844,179.31

            - Principal portion of Prepayment Amounts                                          187,564.68

            - Principal portion of Contracts repurchased under Indenture Agreement
              Section 4.02                                                                           0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                            0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                 0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                          0.00

                                                                                             ------------
                            Total Decline in Aggregate Discounted Contract Balance           2,031,743.99
                                                                                             ============

                                                                                                                     --------------
Aggregate Discounted Contract Balance at the end of the related Collection Period                                    209,476,879.53
                                                                                                                      =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 1999


XIII.   Cumulative Detail of Substituted Contracts - Prepayments

              Pool A                                                                                        Predecessor
                                                           Discounted          Predecessor                  Discounted
              Lease #               Lessee Name            Present Value       Lease #                      Present Value
              ---------------------------------------------------------------- ---------------------        -------------
                                    NONE

                                                            ------------                                     ------------
                                                    Totals:        $0.00                                            $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                           $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02  $0.00

Change in any of the above detail during the related Collection Period                              YES                   NO     X
                                                                                                    -----------           ---------

              Pool B                                                                                        Predecessor
                                                           Discounted          Predecessor                  Discounted
              Lease #               Lessee Name            Present Value       Lease #                      Present Value
              ---------------------------------------------------------------- ---------------------        -------------
                                    NONE

                                                            ------------                                     ------------
                                                  Totals:          $0.00                                            $0.00

               a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                             $0.00
               b) ADCB OF POOL A AT CLOSING DATE                                                           $56,843,333.29
               c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      0.00%






            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
              TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                                $0.00

Change in any of the above detail during the related Collection Period                               YES                   NO    X
                                                                                                     -----------           ---------

                           DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 1999


XIV. Cumulative Detail of Substituted Contracts - Non-Performing (Pool A) & General Rights (Pool B)

              Pool A - Non-Performing                                                                   Predecessor
                                                             Discounted                    Predecessor  Discounted
              Lease #          Lessee Name                   Present Value                 Lease #      Present Value
              ----------------------------------             ---------------------------   ----------   -------------

                               None

                                                             ---------------------------                --------------
                                                Totals:                           $0.00                          $0.00

 a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  0.00
 b) ADCB OF POOL A AT CLOSING DATE                                                                     $161,410,790.25
 c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                         $0.00

Change in any of the above detail during the related Collection Period                      YES                           NO     X
                                                                                        -----------                     -----------

              Pool B - General Contract Substitution Rights                                                       Predecessor
                                                               Discounted                 Predecessor             Discounted
              Lease #          Lessee Name                     Present Value              Lease #                Present Value
              -----------------------------------------------  -------------             ------------            -------------
                               None

                                                               -------------                                     -------------
                                                      Totals:          $0.00                                             $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                               $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                 $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED
              TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                         $0.00

Change in any of the above detail during the related Collection Period           YES                                  NO     X
                                                                               -----------                           -----------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 1999


XV.    Pool Performance Measurements


1.                      Aggregate Discounted Contract Balance

     Contracts Delinquent > 90 days                            Total Outstanding Contracts
     This Month                               2,374,809.38     This Month                       209,476,879.53
     1 Month Prior                              235,927.11     1 Month Prior                    213,916,999.44
     2 Months Prior                                   0.00     2 Months Prior                             0.00

     Total                                    2,610,736.49     Total                            423,393,878.97

     a) 3 MONTH AVERAGE                         870,245.50     b) 3 MONTH AVERAGE               141,131,292.99

     c) a/b                                          0.62%


2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                            Yes                  No       X
                                                                                ---------------      ------------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                  Yes                  No       X
                                                                                ---------------      ------------
     B. An Indenture Event of Default has occurred and is
         then continuing?                                                   Yes                  No       X
                                                                                ---------------      ------------

4.   Has a Servicer Event of Default occurred?                              Yes                  No       X
                                                                                ---------------      ------------

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                       Yes                  No       X
                                                                                ---------------      ------------
     B. Bankruptcy, insolvency, reorganization; default/
        violation of any covenant or obligation not remedied
        within 90 days?                                                     Yes                  No       X
                                                                                ---------------      ------------
     C. As of any Determination date, the sum of all defaulted
        contracts since the Closing date exceeds 6% of the ADCB
        on the Closing Date?                                                Yes                  No       X
                                                                                ---------------      ------------


6.   Aggregate Discounted Contract Balance at Closing Date              Balance  $ 218,254,123.54
                                                                                 ----------------


     DELINQUENT LEASE SUMMARY

          Days Past Due           Current Pool Balance           # Leases
          -------------           --------------------           --------
                31 - 60                  10,683,714.02                351
                61 - 90                   2,002,348.47                 83
               91 - 180                   2,374,809.38                 39

     Approved By:
     Lisa J. Cruikshank
     Vice President